UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2013

Pizza Inn Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri                                                      0-12919                                           45-3189287
(State or other jurisdiction of incorporation) (Commission File Number) (IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas                                                                              75056
(Address of principal executive offices)                                                                           (Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On September 10, 2013, Pizza Inn, Inc. and Pie Five Pizza Company, Inc., each a wholly-owned subsidiary of Pizza Inn Holdings, Inc. (together with its subsidiaries, the “Company”), entered into a Second Amendment to Loan and Security Agreement (the “First Amendment”) with The F&M Bank & Trust Company, as agent and lender.  The Second Amendment revises certain definitions and specifies the application of any prepayments under the credit facility.  The foregoing description of the Second Amendment is qualified in its entirety by reference to the definitive agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits.

10.1	Second Amendment to Loan and Security Agreement among The F&M Bank & Trust Company, as agent and lender, and Pizza Inn, Inc. and Pie Five Pizza Company, Inc. dated September 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pizza Inn Holdings, Inc.

Date: September 13, 2013	By: /s/ Randall E. Gier Randall E. Gier, President and Chief Executive Officer